                                                                      EXHIBIT 14


                                POWER OF ATTORNEY

                            VALIC SEPARATE ACCOUNT A


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Mary L. Cavanaugh, Kurt Bernlohr, and Katherine Stoner or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to Registration Statements for VALIC Separate Account A, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

SIGNATURE                         TITLE                                  DATE
---------                         -----                                  ----
/s/ JAY S. WINTROB                Director                               April 30, 2004
--------------------------
Jay S. Wintrob

/s/ JOHN A. GRAF                  Director and Chief Executive           April 30, 2004
--------------------------        Officer
John A. Graf

/s/ M. KATHLEEN ADAMSON           Director                               April 30, 2004
--------------------------
M. Kathleen Adamson

/s/ MICHAEL J. AKERS              Director                               April 30, 2004
--------------------------
Michael J. Akers

/s/ MARY L. CAVANAUGH             Director                               April 30, 2004
--------------------------
Mary L. Cavanaugh

/s/ N. SCOTT GILLIS               Director                               April 30, 2004
--------------------------
N. Scott Gillis

/s/ KATHLEEN M. MCCUTCHEON        Director                               April 30, 2004
--------------------------
Kathleen M. McCutcheon